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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 02, 2000



                          AMERICAN BINGO & GAMING CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              0000931683                                 74-2723809
       (COMMISSION  FILE  NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)


                             -----------------------

                            816 CONGRESS AVENUE #1250
                              AUSTIN, TEXAS  78701
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 476-5141
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM  5.  OTHER  EVENTS

     On June 2, 2000, American Bingo & Gaming Corp. (the "Company") changed its name from "American Bingo & Gaming Corp." to "Littlefield Corporation" by merging a wholly-owned subsidiary of the Company with and into the Company pursuant to Section 253 of the Delaware General Corporation law. A copy of the Certificate of Ownership and Merger, which was filed with the Secretary of State of the State of Delaware to effect the name change, is attached hereto as
Exhibit 1. The sole purpose and effect of the merger was to change the name of the Company to Littlefield Corporation. The Company intends (subject to the approval of the NASDAQ Small Cap Market) to change its trading symbol from "BNGO" to "LTFD".

     A copy of the press release issued by the Company announcing, among other things, the name change, dated as of June 2, 2000, is attached hereto as Exhibit 2.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

1     -     Certificate  of Ownership and Merger merging American Bingo & Gaming
            Corp. into  Littlefield  Corporation.

2     -     Press  Release  dated  June  2,  2000,  announcing the change of the corporation  name  of  the  Company  to  Littlefield  Corporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN  BINGO  &  GAMING  CORP.
                                         (Registrant)



Date:  June 12, 2000                      By:  /s/  Jeffrey  L.  Minch
                                              -------------------------------
                                              Jeffrey  L.  Minch,  President


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